SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               December 23, 1996
                Date of Report (Date of earliest event reported)




                                    HSN, Inc.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                    0-20570           59-2712887
      (State or other jurisdiction of      (Commission      (I.R.S. Employer
      incorporation or organization)      File Number)     Identification No.)

          11831 30TH COURT NORTH
            ST. PETERSBURG, FL                                    33716
    (Address of principal executive offices)                   (Zip Code)


                                 (813) 573-0339
                        (Registrant's telephone number,
                              including area code)


                        SILVER KING COMMUNICATIONS, INC.
         (Former name or former address, if changed since last report)



         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                   The information set forth under Item 5, below, is incorporated by reference herein in its entirety.

         ITEM 5.  OTHER EVENTS.

                   On December 19, 1996, HSN, Inc., formerly known as Silver King Communications, Inc., (the "Company"), Home Shopping Network, Inc. ("Home Shopping Network") and Savoy Pictures Entertainment, Inc. ("Savoy") announced that the merger of the three companies was approved by their respective stockholders and that the merger of the three companies was expected to be completed on December 20, 1996.

                   On December 19, 1996, the merger of a subsidiary of the Company with and into Savoy became effective (the "Savoy Merger"), pursuant to the terms of the Agreement and Plan of Merger, dated as of November 27, 1995, as amended as of March 22, 1996 and as of August 13, 1996, among the Company, Savoy and Thames Acquisition Corp.

                   On December 20, 1996, the merger of a subsidiary of the Company with and into Home Shopping Network became effective (the "Home Shopping Network Merger"), pursuant to the terms of the Agreement and Plan of Exchange and Merger, dated as of August 25, 1996, among the Company, Home Shopping Network, Liberty HSN, Inc. and House Acquisition Corp.

                   On December 20, 1996, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment to the Company's Amended and Restated Certificate of Incorporation changing the name of the Company from Silver King Communications, Inc. to HSN, Inc. and such amendment became effective on that date. The Company has notified the Nasdaq Stock Market of the name change, and as of December 23, 1996, the ticker symbol for Company securities will be HSNI.

                   Attached hereto as Exhibit 20.01 is a copy of the press release issued jointly on December 19, 1996 by the Company, Savoy and Home Shopping Network.


         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                   (c)  Exhibits

                   Exhibit
                     No.      Title

                   20.01      Press release of the Company, Home
                              Shopping Network, Inc. and Savoy





                              Pictures Entertainment, Inc. dated
                              December 19, 1996.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HSN, INC.


                                       By:  /s/ Michael Drayer
                                          Michael Drayer
                                          Executive Vice President,
                                           General Counsel and
                                           Corporate Secretary


         DATE:  December 23, 1996






















                                 EXHIBIT INDEX


         EXHIBIT
         NUMBER     EXHIBIT DESCRIPTION


         20.01      Press release of the Company, Home Shopping
                    Network, Inc. and Savoy Pictures Entertainment, Inc. dated December 19, 1996.





















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